UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Semi-Annual Report June 30, 2017 BRTNX

August 22, 2017

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2017, was $26.40, and the performance for the second quarter was -2.00% .

Total Returns as of June 30, 2017

	2nd	First Half		Annualized	Annualized	Annualized
	Quarter	2017	1 Year(A)	3 Years(A)	5 Years(A)	Since Inception(A)
Bretton Fund	-2.00%	1.07%	11.31%	4.82%	8.24%	10.17%
S&P 500 Index(B)	3.09%	9.34%	17.90%	9.61%	14.63%	14.20%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. The fund's expense ratio is 1.50% .The fund’s principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance
HD Supply, a distributor of maintenance supplies for facilities like apartment buildings and hotels, made operational mistakes the past few quarters that have hurt revenue and margins in its largest division. The company mismanaged its inventory purchases ahead of the key selling season, partly due to losing some employees when it moved its operational headquarter from San Diego to Atlanta, and the resulting shortages and overstocks required expedited shipping and overtime costs. While we’re not crazy about the missteps, we don’t think they’re indicative of the company’s ability to grow and distribute capital over the long term. The decline in its stock price had a -1.2% impact on the fund.

AutoZone reported a lighter-than-expected quarter, mostly due to a mild winter, resulting in a -1.1% hit to the fund. Most of us consider a “bad” winter to be lots of snow, rain, and cold temperatures, but for AutoZone a bad winter is one with relatively warm weather and light snow, as car parts don’t fail at the same rate and thus people buy fewer replacement parts. Yet mild winters simply kick the purchase into future winters; it doesn’t obviate the purchase need. Revenue increased a modest 1% in the most recent quarter, and earnings per share increased 3%, short of its usual double-digit expansion rate. Investors are also concerned that customers will increasingly buy their auto parts from Amazon.com, though that hasn’t been the case yet despite auto parts having been sold online for a while now. We think Amazon will have some impact on staples like windshield wipers and motor oil, but most of AutoZone’s sales are to customers who need parts immediately, like mechanics, or rely on AutoZone’s staff to identify the right part, help with installation, or lend them obscure, specialized tools specific to certain cars. The stock is priced so low, at about ten times earnings, which we believe is a thick margin of safety that factors in a lot of risk.

Doctor group MEDNAX had a rough quarter due to a combination of fewer births in its neonatal group and its costs creeping up faster than its revenue. While MEDNAX still has a nice growth trajectory and cash flow yield, we’ve become less sanguine about its economic model given tougher pricing from major insurers and potential cuts to Medicaid. We sold off some of our position during the quarter. MEDNAX brought down performance by 0.9% in the quarter.

On the positive side, Google parent company Alphabet added 0.7% to performance. Despite its size and dominance in search, Alphabet is still growing its earnings at a rate above 20% and looks set to do so for a while. Despite this growth trajectory—and run up in the stock price—the stock remains quite reasonably priced.

After a couple of rough years, American Express’s core business has stabilized and is starting to grow again. Its stock’s rebound added 0.4% to the fund. Competitor Mastercard’s stock gained during the quarter and also added 0.4% .

Portfolio
Security	% of Net Assets
Alphabet, Inc.	8.8%
Union Pacific Corp.	6.5%
Bank of America Corp.	6.4%
Wells Fargo & Company	6.2%
JPMorgan Chase & Co.	5.5%
American Express Co.	5.4%
MasterCard, Inc.	5.1%
Carter’s, Inc.	4.8%
Berkshire Hathaway, Inc.	4.6%
Ross Stores, Inc.	4.3%
PPG Industries, Inc.	4.3%
Visa, Inc.	4.2%
AutoZone, Inc.	4.2%
Continental Building Products, Inc.	3.8%
HD Supply Holdings, Inc.	3.5%
Discovery Communications, Inc.	3.4%
MEDNAX, Inc.	2.3%
Armanino Foods of Distinction, Inc.	2.1%
Verisk Analytics, Inc.	1.4%
Cash*	13.2%

*Cash represents cash, cash equivalents and other assets in excess of liabilities.

The fund did not add or eliminate any investments during the quarter.

Investing Climate
The current interest rate on the benchmark 10-year US Treasury bonds is about 2.3%, decently higher than the all-time record low of 1.37% we saw just a year ago, but still nowhere near the pre–financial crisis range of 4–5%, and laughingly far from the 6–7% range of the early 2000s. Getting a 6–7% risk-free return seems a world away. A question for investors is whether long-term rates are going to remain at this lower plateau for the foreseeable future. We think rates will creep up as the Federal Reserve continues nudging up short-term rates, but it’s hard for us to see an environment soon where high-single-digit rates are the norm again. A combination of semi-permanent global monetary stimulus and ever-growing pools of money chasing slower economic growth have made pickings slim, and those factors don’t appear to be changing in the near future.

As returns from bonds remain dampened, there’s a spillover effect on stocks as investors seek out returns elsewhere, and as we’ve written about a number of times, prospective returns from stocks look to us to be lower than they have been the past eight years. Given our focus on wealth preservation and long-term compounding, the fund remains conservatively positioned as we seek out attractive, risk-adjusted returns in a pricey environment.

As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

                                               Bretton Fund by Sectors
                                              (as a percentage of Net Assets)
                                                              (Unaudited)

                        * Net Cash represents cash and other assets less liabilities.

Bretton Fund
			Schedule of Investments
			June 30, 2017 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets

COMMON STOCKS

Apparel & Other Finished Products of Fabrics & Similar Material
14,000	Carter's, Inc.	$1,048,787	$1,245,300	4.83%
Cable & Other Pay Television Services
33,500	Discovery Communications, Inc. - Class A *	1,065,807	865,305	3.36%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	241,491	535,037	2.08%
Concrete, Gypsum & Plaster Products
42,000	Continental Building Products, Inc. *	993,450	978,600	3.80%
Finance Services
16,600	American Express Company	1,162,234	1,398,384	5.43%
Fire, Marine & Casualty Insurance
7,000	Berkshire Hathaway Inc. - Class B *	1,016,650	1,185,590	4.60%
National Commercial Banks
68,400	Bank of America Corporation	1,087,675	1,659,384
15,400	JPMorgan Chase & Co.	824,088	1,407,560
29,000	Wells Fargo & Company	1,124,110	1,606,890
		3,035,873	4,673,834	18.13%
Paints, Varnishes, Lacquers, Enamels & Allied Products
10,000	PPG Industries, Inc.	964,463	1,099,600	4.27%
Railroad, Line-Haul Operating
15,350	Union Pacific Corporation	1,243,056	1,671,769	6.49%
Retail - Auto & Home Supply Stores
1,900	AutoZone, Inc. *	1,360,150	1,083,874	4.21%
Retail - Family Clothing Stores
19,200	Ross Stores Inc.	381,166	1,108,416	4.30%
Services - Business Services, NEC
10,880	MasterCard Incorporated - Class A	975,719	1,321,376
11,600	Visa Inc. - Class A	962,813	1,087,848
		1,938,532	2,409,224	9.34%
Services - Computer Processing & Data Preparation
2,500	Alphabet Inc. - Class C *	1,700,600	2,271,825
4,200	Verisk Analytics, Inc. - Class A *	300,739	354,354
		2,001,339	2,626,179	10.18%
Services - Hospitals
10,000	MEDNAX, Inc. *	719,670	603,700	2.34%
Wholesale - Durable Goods
29,000	HD Supply Holdings, Inc. *	923,917	888,270	3.45%
Total for Common Stocks		$18,096,585	$22,373,082	86.81%
Total Investment Securities		$18,096,585	$22,373,082
Other Assets in Excess of Liabilities			$3,399,136	13.19%
Net Assets			$25,772,218	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2017

Assets:
Investment Securities at Fair Value	$22,373,082
(Cost $18,096,585)
Cash	3,426,021
Dividend Receivable	4,908
Total Assets	25,804,011
Liabilities:
Payable to Adviser (Note 4)	31,793
Total Liabilities	31,793
Net Assets	$25,772,218

Net Assets Consist of:
Paid In Capital	$21,779,492
Accumulated Undistributed Net Investment Income (Loss)	(69,522)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(214,249)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	4,276,497
Net Assets, for 976,121 Shares Outstanding	$25,772,218
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($25,772,218/976,121 shares)	$26.40

Statement of Operations (Unaudited)
For the six month period ended June 30, 2017

Investment Income:
Dividends	$121,372
Interest	10
Total Investment Income	121,382
Expenses:
Management Fees (Note 4)	190,904
Total Expenses	190,904

Net Investment Income (Loss)	(69,522)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	112,743
Net Change in Unrealized Appreciation (Depreciation) on Investments	214,783
Net Realized and Unrealized Gain (Loss) on Investments	327,526

Net Increase (Decrease) in Net Assets from Operations	$258,004

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2017	1/1/2016
	to	to
	6/30/2017	12/31/2016
From Operations:
Net Investment Income (Loss)	$(69,522)	$(105,187)
Net Realized Gain (Loss) on Investments	112,743	(326,992)
Change in Net Unrealized Appreciation (Depreciation)	214,783	2,894,400
Increase (Decrease) in Net Assets from Operations	258,004	2,462,221
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(396,220)
Change in Net Assets from Distributions	-	(396,220)
From Capital Share Transactions:
Proceeds From Sale of Shares	877,323	2,119,677
Shares Issued on Reinvestment of Distributions	-	396,058
Cost of Shares Redeemed	(20,604)	(455,012)
Net Increase (Decrease) from Shareholder Activity	856,719	2,060,723

Net Increase (Decrease) in Net Assets	1,114,723	4,126,724

Net Assets at Beginning of Period	24,657,495	20,530,771
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($69,522) and $0, respectively)	$25,772,218	$24,657,495

Share Transactions:
Issued	32,936	91,085
Reinvested	-	14,968
Redeemed	(769)	(18,342)
Net Increase (Decrease) in Shares	32,167	87,711
Shares Outstanding Beginning of Period	943,954	856,243
Shares Outstanding End of Period	976,121	943,954

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2017		1/1/2016	1/1/2015	1/1/2014	1/1/2013		1/1/2012
	to		to	to	to	to		to
	6/30/2017		12/31/2016	12/31/2015	12/31/2014	12/31/2013		12/31/2012
Net Asset Value -
Beginning of Period	$26.12		$23.98	$25.72	$23.44	$18.84		$16.98
Net Investment Income (Loss) (a)	(0.07)		(0.11)	(0.01)	0.01	-	(b)	-	(b)
Net Gain (Loss) on Securities
(Realized and Unrealized)	0.35		2.68	(1.69)	2.28	5.00		2.65
Total from Investment Operations	0.28		2.57	(1.70)	2.29	5.00		2.65

Distributions (From Net Investment Income)	-		-	-	(0.01)	-		-
Distributions (From Realized Capital Gains)	-		(0.43)	(0.04)	-	(0.40)		(0.79)
Total Distributions	-		(0.43)	(0.04)	(0.01)	(0.40)		(0.79)

Net Asset Value -
End of Period	$26.40		$26.12	$23.98	$25.72	$23.44		$18.84
Total Return (c)	1.07%	*	10.68%	(6.59)%	9.79%	26.53%		15.66%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$25,772		$24,657	$20,531	$10,549	$7,892		$4,846
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.55%	**	-0.47%	-0.05%	0.05%	0.02%		0.00%
Portfolio Turnover Rate	3.86%	*	16.27%	26.81%	10.68%	6.85%		20.14%

* Not Annualized.
** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these
financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2017
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2017, there were seven series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences

Notes to Financial Statements (Unaudited) - continued

in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is

Notes to Financial Statements (Unaudited) - continued

traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$22,373,082	$0	$0	$22,373,082
Total Investments in Securities	$22,373,082	$0	$0	$22,373,082

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2017. There were no transfers into or out of the levels during the six month period ended June 30, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2017.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives a management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2017, the Adviser earned management fees totaling $190,904, of which $31,793 was due to the Adviser at June 30, 2017.

5.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust each received $750, for a total of $2,250, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2017. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $922,193 and $2,664,112, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Notes to Financial Statements (Unaudited) - continued

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2017, YDB LLC, beneficially held, in aggregate, approximately 33.99% of the Fund and therefore, also may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at June 30, 2017, was $18,096,585. At June 30, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$4,993,768	($717,271)	$4,276,497

The tax character of distributions was as follows:

	Six Month Period	Calendar Year
	Ended June 30, 2017	Ended 2016
Ordinary Income .	$ -0-	$ -0-
Long-Term Capital Gain	-0-	396,220
	$ -0-	$ 396,220

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Additional Information
June 30, 2017
(Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2017, and held through June 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2017
	January 1, 2017	June 30, 2017	to June 30, 2017

Actual	$1,000.00	$1,010.72	$7.48

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2017).

Additional Information (Unaudited) - continued

4.) APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND BRETTON CAPITAL MANAGEMENT, LLC ON BEHALF OF THE BRETTON FUND
At a meeting held on March 9, 2017 (the “Meeting”), the Board of Trustees (the “Board” and the “Trustees”) considered the renewal of the Management Agreement (the “Management Agreement”) between the Trust and Bretton Capital Management, LLC (“Bretton”) on behalf of the Bretton Fund (the “Fund”). In approving the continuation of the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Bretton to the Bretton Fund; (ii) the investment performance of the Bretton Fund; (iii) the cost of the services to be provided and the profits to be realized by Bretton from the relationship with the Bretton Fund; (iv) the extent to which economies of scale will be realized as the Bretton Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Bretton’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board also considered presentations by a representative of Bretton at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, as well as information relevant to their consideration of the Management Agreement including: (i) information regarding the services and support provided to the Bretton Fund and its shareholders by Bretton; (ii) assessments of the investment performance of the Bretton Fund by the principals of Bretton; (iii) commentary on the reasons for the performance; (iv) presentations addressing Bretton’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Bretton Fund and Bretton; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Bretton; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Bretton, including financial information, a description of personnel and the services provided to the Bretton Fund, information on investment advice, performance, summaries of Bretton Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Bretton Fund; (iii) the anticipated effect of size on the Bretton Fund’s performance and expenses; and (iv) benefits to be realized by Bretton from its relationship with the Bretton Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Bretton

In considering the nature, extent, and quality of the services provided by Bretton, the Trustees reviewed the responsibilities of Bretton under the Management Agreement. The Trustees reviewed the services being provided by Bretton including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Bretton Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Bretton Fund among Bretton and the service providers and the Independent Trustees; and the efforts of Bretton to promote the Bretton Fund and grow its assets. The Trustees noted the quality of Bretton’s principals and the commitment to enhance Bretton’s resources and systems; and the continued cooperation with the Independent Trustees and legal counsel for the Bretton Fund. The Trustees evaluated Bretton’s principals, including their education and experience. After reviewing the foregoing information and further information in the materials provided by Bretton, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Bretton were satisfactory and adequate for the Bretton Fund.

2. Investment Performance of the Bretton Fund and Bretton

In considering the investment performance of the Bretton Fund and Bretton, the Trustees compared the short-term and since inception performance of the Bretton Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Bretton Fund, the Report included information regarding the performance of the Bretton Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the “Peer Group”) within the relevant Morningstar Category (the Large Blend category – the “Category”), as well as for the Category as a whole. The performance data from the Category for periods ending December 31, 2016 and

Additional Information (Unaudited) - continued

January 31, 2017 and for the Peer Group for the period ending December 31, 2016. The Trustees noted that for each most recent one-year periods, the Bretton Fund performed comparably to the average of the Peer Group and the Large Blend category, but that it generally trailed by a relatively small amount to the Peer Group and Category averages for longer performance period measurements. The Trustees also noted that the Bretton Fund underperformed the S&P 500 Index for the periods ending December 31, 2016 and January 31, 2017. The Trustees reflected on the management style utilized for the Bretton Fund and current market conditions. After reviewing and discussing the investment performance of the Bretton Fund further, Bretton’s experience managing the Bretton Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Bretton Fund and Bretton was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Bretton

In considering the costs of the services to be provided and profits to be realized by Bretton from the relationship with the Bretton Fund, the Trustees considered: (1) Bretton’s financial condition and the level of commitment to the Bretton Fund and Bretton by the principals of Bretton; (2) the asset level of the Bretton Fund; (3) the overall expenses of the Bretton Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Bretton regarding its profits associated with managing the Bretton Fund. The Trustees also considered potential benefits for Bretton in managing the Bretton Fund. The Trustees then compared the fees and expenses of the Bretton Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Management Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the net expense ratio was approximately 50 basis points higher than its Category average. The Trustees also reviewed the management fee of 1.50% noting that it was the highest of the Category and the Peer Group. The Trustees also recognized that Bretton was obligated to pay certain expenses of the Bretton Fund out of its management fee, and that after paying those expenses, the Adviser’s relationship with the Bretton Fund was now profitable although it had not been in prior years. Based on the foregoing, the Board concluded that the fees to be paid to Bretton and the profits to be realized by Bretton, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Bretton Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Bretton Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Bretton Fund’s shareholders had experienced benefits from the fact that Bretton was obligated to pay certain of the Bretton Fund’s operating expenses which had the effect of limiting the overall fees paid by the Bretton Fund. In light of its ongoing consideration of the Bretton Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Bretton Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

5. Possible conflicts of interest and benefits to Bretton

In considering Bretton’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of Bretton; the basis of decisions to buy or sell securities for the Bretton Fund; and the substance and administration of Bretton’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Bretton’s potential conflicts of interest. The Board noted that Bretton does not use “soft dollars.” The Trustees noted and accepted Bretton’s representation that it does not realize any benefits from advising the Bretton Fund other than the direct benefit of being compensated by the Bretton Fund for serving as its investment adviser. Based on the foregoing, the Board determined that Bretton’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session with Counsel to discuss the continuation of the Management Agreement. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board’s consensus (including a majority of the independent Trustees) that the fees to be paid to Bretton, pursuant to the Management Agreement, were reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable and within a range of what could have been negotiated at arms-length in light of all surrounding circumstances, including such services to be rendered and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/22/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/22/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/22/17